UNITED STATES

SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

  FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): 2 August 2012

ALL GRADE MINING, INC..

(Exact of registrant as specified in its charter)

COLORADO	0000823544	*
State or other jurisdiction of incorporation	Commission File Number	IRS Employer Identification №.

370 West Pleasantview Avenue Hackensack , New Jersey		07601
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (201) 788-3785
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On 2 August 2012, the Company’s CFO, Jerome Rosenberg tendered his resignation letter, effective immediately, stating the
Company had breached the terms of his employment agreement.
Mr. Rosenberg was furnished with a copy of this 8K and given an opportunity to respond. Mr. Rosenberg did not object to the contents herein.
The Company and Mr. Rosenberg reserve all rights, and nothing herein shall be construed as an admission or denial, by either party, for any future litigation, if any.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   9 August 2012

Hackensack, New Jersey
ALL GRADE MINING, INC.

/s/Gary Kouletas
By: Gary Kouletas, CEO